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                                                                Exhibit 10(n)(1)
                                    AMENDMENT
                                       TO
                       PURCHASE AND CONTRIBUTION AGREEMENT

                  AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT (this "AMENDMENT") dated as of February 28, 2002 between Ferro Corporation, an Ohio corporation, and Ferro Electronic Materials, Inc., a Delaware corporation (collectively, the "SELLERS") and Ferro Finance Corporation, an Ohio corporation (the "PURCHASER").

                  PRELIMINARY STATEMENTS.

                  (A) The Sellers and the Purchaser entered into a Purchase and Contribution Agreement dated as of September 28, 2000, as amended by that certain letter amendment dated as of July 31, 2001 (the "PCA"). Terms not defined herein are used as defined in the PCA.

                  (B) The parties hereto desire to supplement and amend certain provisions of the PCA.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO PCA. Upon effectiveness of this Amendment, as provided in Section 2 below, the PCA is hereby amended as follows:

                  (a) The following new definitions are added in Section 1.01, in proper alphabetical order:

         "DAILY REPORT" means a report in form and substance satisfactory to the Purchaser, furnished by the Collection Agent to the Purchaser pursuant to the second sentence of Section 6.02(b).

         "MONTHLY REPORT" means a report in form and substance satisfactory to the Purchaser, furnished by the Collection Agent to the Purchaser pursuant to the first sentence of Section 6.02(b).

         "NON-INVESTMENT GRADE EVENT" means any of the long term public senior unsecured non-credit-enhanced debt securities of Ferro Corporation are rated below BBB- by S&P or Baa3 by Moody's, or if Ferro Corporation does not have long term public senior unsecured non-credit-enhanced debt ratings from both S&P and Moody's, Ferro Corporation is judged by the Agent, in its sole discretion, to be of credit quality below (with respect to each missing rating) BBB- by S&P or Baa3 by Moody's.

                  (b) The definition of "Seller Report" in Section 1.01 is amended in its entirety to read as follows:

         "SELLER REPORT" means a Monthly Report or a Daily Report.

                  (c) The definition of "Special Event" in Section 1.01 is deleted.

                  (d) Section 3.02(b) is hereby deleted in its entirety and replaced to read as follows:

         (b) with respect to any such Purchase, on or prior to the date of such Purchase, the Collection Agent shall have delivered to the Purchaser, in form and substance satisfactory to the Purchaser, a completed Monthly Report or Daily Report for the most recently ended reporting period for which information is required pursuant to Section 6.02(b), and containing such additional information as may reasonably be requested by the Purchaser;

                  (e) The words "Seller Report" in Section 6.02(b) are replaced with the words "Monthly Report".

                  (f) Section 6.02(c) is amended by deleting the term "Special Event" in the first line thereof.

                  (g) Section 6.04(b) is amended by replacing the term "Special Event" in the third line thereof with the term "Non-Investment Grade Event".

                  (h) A new sentence is added at the end of Section 6.02(b) reading as follows:

         If a Non-Investment Grade Event shall have occurred and be continuing, by no later than 11:00 A.M. (New York City time) on each Business Day, the Collection Agent shall prepare and forward to the Purchaser or its designee a Daily Report which shall contain information relating to the Receivables current as of the close of business on the immediately prior Business Day.

                  (i) Section 7.01(a) is amended in its entirety to read as follows:

         (a) The Collection Agent (if Ferro Corporation or any of its Affiliates) (i) shall fail to perform or observe any term, covenant or agreement under this Agreement (other than as referred to in clauses
         (ii), (iii) or (iv) of this subsection (a)) and such failure shall remain unremedied for five Business Days, or (ii) shall fail to make when due any payment or deposit to be made by it under this Agreement, or (iii) shall fail to deliver any Monthly Report when due and such failure shall remain unremedied for three Business Days, or (iv) shall fail to deliver any Daily Report when due and such failure shall remain unremedied for more than one Business Day, or shall fail to deliver when due more than two Daily Reports in any calendar week; or

                  SECTION 2. EFFECTIVENESS. This Amendment shall become effective at such time that executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto and Citicorp North America, Inc. has executed and delivered the consent on the signature page hereto.


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                  SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Seller makes, as to itself, each of the representations and warranties contained in Section
4.01 of the PCA (after giving effect to this Amendment), and for the purpose of making such representations and warranties, (i) each reference in Section 4.01 of the PCA to "the Agreement" shall include this Amendment, (ii) the reference in Section 4.01(f) to Ferro Corporation and its subsidiaries' balance sheets and related statements of income and retained earnings shall be deemed to refer to Ferro Corporation and its subsidiaries' balance sheets and related statements of income and retained earnings for the quarter ended September 30, 2001 and (iii) the bring-down on no material adverse change in Section 4.01(f) shall run from September 30, 2001.

                  SECTION 4. CONFIRMATION OF PCA. Each reference in the PCA to "this Agreement" or "the Agreement" shall mean the PCA as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the PCA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

                [Remainder of this page intentionally left blank]



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


                  IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their authorized officers thereunto duly authorized, as of the date first above written.


SELLER:                  FERRO CORPORATION


                         By:      /s/ D. Thomas George
                                  -----------------------------------
                                  Name:  D. Thomas George
                                  Title:  Treasurer

SELLER:                  FERRO ELECTRONIC MATERIALS, INC.


                         By:      /s/ David G. Camopiano
                                  --------------------------
                                  Name:  David G. Camopiano
                                  Title:  Vice President

PURCHASER:               FERRO FINANCE CORPORATION


                         By:      /s/ D. Thomas George
                                  -----------------------------------
                                  Name:  D. Thomas George
                                  Title:  Treasurer


Pursuant to Section 5.01(m) of the Sale Agreement,
Citicorp North America, Inc., as Agent under the
Sale Agreement, consents to the foregoing
Amendment to Purchase and Contribution
Agreement.

CITICORP NORTH AMERICA, INC., as Agent

By:      /s/ Marc B. Adelman
         --------------------------------------------
         Name:  Marc B. Adelman
                Title:  Vice President



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                      CONFIRMATION OF UNDERTAKING AGREEMENT

                                February 28, 2002


                  The undersigned, as undertaking party under the Undertaking Agreement, dated September 28, 2000, in favor of Ferro Finance Corporation, hereby consents to the foregoing Amendment to Purchase and Contribution Agreement dated as of February 28, 2002 (the "AMENDMENT AGREEMENT") to the Purchase and Contribution dated as of September 28, 2000, as amended by that certain letter amendment dated as of July 31, 2001 and hereby confirms and agrees that, notwithstanding the effectiveness of such Amendment Agreement, the Undertaking Agreement heretofore executed and delivered by it is, and shall continue to be, in full force and effect and shall apply to the Purchase and Contribution Agreement as amended by said Amendment Agreement, and the Undertaking Agreement is hereby ratified and confirmed.

                                  FERRO CORPORATION


                                  By: /s/ D. Thomas George
                                      ----------------------------------------
                                  Name:   D. Thomas George
                                  Title:  Treasurer






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